                                                              EXECUTION DOCUMENT


                                                                    EXHIBIT 10.5


                                   AMENDMENT 2
                                       TO
     AMENDED AND RESTATEDPLATINUM PLAN AGREEMENT (WITH INVOICE DISCOUNTING)

         This Amendment 2 ("Amendment") dated March 28, 2003 is made to the AMENDED AND RESTATED PLATINUM PLAN AGREEMENT (WITH INVOICE DISCOUNTING) by and among IBM BELGIUM FINANCIAL SERVICES COMPANY S.A., with a registered number of R.C. Brussels 451.673 with an address of Avenue du Bourget 42 Brussels 1130 VAT BE 424300467 ("IBM GF" or "US"), SUPPLIERS DISTRIBUTORS S.A. with a registered number of RC Liege 208795 with an address of Rue Louis Bleriot 5, B-4460 Grace-Hollogne, Belgium ("SDSA"), and BUSINESS SUPPLIES DISTRIBUTORS EUROPE BV a Netherlands company registered in Maastricht with a Netherlands trade registration number of HR Maastricht 14062763 with an address of Dalderhaag 13, 6136 Sittard, The Netherlands ("BSDE") (SDSA and BSDE collectively, "YOU"), PFS WEB B.V a Netherlands company registered in Maastricht under the number 17109541 with a Belgian trade registration number of R.C. Liege 204162 ("PFS WEB B.V.") (SDSA, BSDE and PFS Web B.V. collectively, the "LOAN PARTIES")

                                    RECITALS:

         A. The Loan Parties and IBM GF have entered into that certain AMENDED AND RESTATED PLATINUM PLAN AGREEMENT (WITH INVOICE DISCOUNTING) dated as of March 29, 2002 (as amended and modified from time to time, the "Agreement");

         B. The Loan Parties have requested and IBM GF has agreed to extend the Agreement for twelve months;

         C. The Loan Parties agree to certain financial covenants revisions by IBM GF; and

         D. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IBM GF and the Loan Parties hereby agree as follows:

SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. AMENDMENT. Subject to Section 4 hereof, the Agreement is hereby amended as follows:

         A. The Agreement is hereby amended as follows:

         (a) Section 1.1 is hereby amended by adding the following definition:

                  "TERMINATION DATE": means March 29, 2004 or such other date as to which IBM GF and the Loan Parties may agree from time to time.

         (b) Section 8.2.7 is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following:

                  " FINANCIAL COVENANTS

                  You agree to comply with the Financial Covenants, if any, set out in the relevant supplements or the Schedule. You also agree that you will not, without our consent, make any of the following payments ("Restricted Payments") without our prior written consent (i) declare or pay any dividend



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                                                              EXECUTION DOCUMENT


                  (other than dividends payable solely in common stock of BSDE and/or SDSA and the aggregate amount of such dividends under this Agreement and the AIF does not cause you or Holdings to violate such Financial Covenants or exceed Six Hundred Thousand Dollars ($600,000), without duplication, to be paid in fiscal year 2003 for which consent is hereby given) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of BSDE and/or SDSA or any warrants, options or rights to purchase any such capital stock or Equity Interests, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of BSDE and/or SDSA ; or (ii) make any optional payment or prepayment on or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of any Indebtedness (other than the Obligations)), except as permitted by the Amended and Restated Notes Payable Subordination Agreement.

         (c) Section 10.1 is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following:

                  "This Agreement will remain in force until the Termination Date. However following the occurrence of an Event of Default that we have not waived in writing we may by notice with immediate effect terminate this Agreement. Upon any termination of this Agreement we shall have all the rights and remedies set out in Clause 9.2 until the complete discharge of all the Loan Parties' obligations to us. Any such termination shall not affect any right we have in relation to the IBM Reimbursables and IBM Receivables or the Receivables Rights and the Supplier Obligations and the Product Rights.


         B. The Schedule to the Agreement is hereby amended by deleting such
Schedule in its entirety and substituting, in lieu thereof, the Schedule attached hereto. Such new Schedule shall be effective as of the date specified in the new Schedule. The changes contained in the new Schedule include, without limitation, the following:

CREDIT LINE:  E12,500,000

VAT RECEIVABLES: Deleted from Collateral Valuation

PREPAYMENT PERCENTAGE: (i) 80% of Eligible IBM Reimbursables (1) and (ii) 80% or Eligible IBM Receivables

COLLATERAL VALUE OF STOCK-IN-TRADE: (A) 100% of paid for IBM Printing Systems Division inventory (other than (a) machines which IBM Printing Systems Division has declared obsolete at least 60 days prior to the date of determination and
(b) service parts) which (i) we have purchased the associated Supplier Invoice from the Authorised Supplier on or after the Closing Date (ii) purchased directly from IBM prior to the Closing Date and not subject to retention of title, provided, however, we have a first priority security interest in such inventory, (iii) is repurchasable under a repurchase agreement with the Authorized Supplier and (iv) is secured and managed through a pledge with Disposition, with coverage percentage acceptable to us (such acceptable percentage to be determined by us within 60 days of the date this Schedule is executed)The value to be assigned to such inventory shall be based upon the Supplier Invoice net of all applicable credit notes.

FINANCIAL COVENANT DEFINITIONS: Changed for net Profit After Tax, Revenue and Working Capital Turnover.



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



FINANCIAL COVENANTS

SDSA and BSDE will be required, on a consolidated basis, to maintain the following financial ratios, percentages and amounts on a year to date basis as of the last day of the fiscal period under review (monthly, quarterly and annually) by us and IBM Credit:

            Covenant                                  Covenant Requirement
            -------------------------------           --------------------------
(i)         Debt to Tangible Net Worth                Greater than Zero and
                                                      Less than 7.0:1.0

(ii)        Net Profit after Tax to Revenue           Greater than 0.10 percent

(iii)       Working Capital Turnover (WCTO)           Greater than Zero and
                                                      Less than 43.0:1.0

PFSweb, Inc. will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review (monthly, quarterly and annually) by IBM Credit:


                                          Covenant
                   Covenant              Requirement          Date as of
                   --------            --------------         ----------
(i)          Minimum Tangible Net
                     Worth             $18,000,000.00         03/31/03 and beyond



SECTION 3. CONDITIONS OF EFFECTIVENESS OF CONSENT AND AMENDMENT. This Amendment shall have been authorized, executed and delivered by each of the parties hereto and IBM GF shall have received a copy of a fully executed Amendment.

SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Loan Party makes to IBM GF the following representations and warranties all of which are material and are made to induce IBM GF to enter into this Amendment.

SECTION 4.1 ACCURACY AND COMPLETENESS OF WARRANTIES AND REPRESENTATIONS. All representations made by the Loan Party in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by the Loan Party in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

SECTION 4.2 VIOLATION OF OTHER AGREEMENTS. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause any Loan Party not to be in compliance with the terms of any agreement to which such Loan Party is a party.

SECTION 4.3 LITIGATION. Except as has been disclosed by the Loan Party to IBM GF in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against any Loan Party, which, if adversely determined, would materially adversely affect the Loan Party's ability to perform such Loan Party's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

SECTION 4.4 ENFORCEABILITY OF AMENDMENT. This Amendment has been duly authorized, executed and delivered by each Loan Party and is enforceable against each Loan Party in accordance with its terms.

SECTION 5. RATIFICATION OF AGREEMENT.Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Each Loan Party



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hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of such Loan Party, and is not subject to any claims, offsets or defenses.

SECTION 6. RATIFICATION OF GUARANTY. Each of Holdings, SDI, PFSweb and PFS hereby ratify and confirm their respective guaranties in favor of IBM GF and agree that such guaranties remain in full force and effect and that the term "Liabilities", as used therein include, without limitation the indebtedness liabilities and obligations of SDSA and BSDE under the Agreement as amended hereby. SDI hereby ratifies and confirms its Notes Payable Subordination Agreement executed by SDI on March 29, 2002 and confirms such Notes Payable Subordination Agreement remains in full force and effect.

SECTION 7. GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

         IN WITNESS WHEREOF, each Loan Party has read this entire Amendment, and has caused its authorized representatives to execute this Amendment and has caused its corporate seal, if any, to be affixed hereto as of the date first written above.


IBM BELGIUM FINANCIAL SERVICES S.A.                         SUPPLIERS DISTRIBUTORS S.A.

By:                                                         By:
   ---------------------------------------                     ---------------------------------------
Print Name:                                                 Print Name:
           -------------------------------                             -------------------------------
Title:                                                      Title:
      ------------------------------------                        ------------------------------------

BUSINESS SUPPLIES DISTRIBUTORS EUROPE BV                    PFS WEB B.V.

By:                                                         By:
   ---------------------------------------                     ---------------------------------------
Print Name:                                                 Print Name:
           -------------------------------                             -------------------------------
Title:                                                      Title:
      ------------------------------------                        ------------------------------------

THE FOLLOWING PARTIES AGREE TO SECTION 6 AS APPLICABLE TO THEM.

SUPPLIES DISTRIBUTORS, INC.                                 PRIORITY FULFILLMENT SERVICES, INC.

By:                                                         By:
   ---------------------------------------                     ---------------------------------------
Print Name:                                                 Print Name:
           -------------------------------                             -------------------------------
Title:                                                      Title:
      ------------------------------------                        ------------------------------------

BUSINESS SUPPLIES DISTRIBUTORS  HOLDINGS, LLC

By:
   ---------------------------------------
Print Name:
           -------------------------------
Title:
      ------------------------------------



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